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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2004

                                 ______________

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                                               76-0545043
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                                     1-13725
                            (Commission File Number)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                 85018
    (address of principal executive offices)                      (Zip code)




                                 (602) 952-1200
              (Registrant's telephone number, including area code)

                                 ______________




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

99.1 Press release dated June 3, 2004, issued by iLinc Communications, Inc. Filed herewith.



ITEM 9. REGULATION FD DISCLOSURE


On June 3, 2004, iLinc Communications, Inc. issued a press release related to the purchase of certain assets of Glyphics Communications, Inc., a copy of which is furnished as Exhibit 99.1 to this current report.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers
                                           -------------------------------------
                                           President and Chief Executive Officer



Date:  June 3, 2004






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                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT
--------------      ----------------------

99.1 Copy of press release issued by iLinc Communications on June 3, 2004